Supplement Dated September 21, 2026
To The Prospectus Dated May 4, 2026 For

JACKSON MARKET LINK PRO® ADVISORY 4
FLEXIBLE PREMIUM DEFERRED INDEX-LINKED ANNUITY

Issued by
Jackson National Life Insurance Company®

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective September 21, 2026, the prospectus has been updated as follows:
➢ The section titled “APPENDIX I (FINANCIAL INTERMEDIARY VARIATIONS)” is deleted and replaced with the following:
APPENDIX I

FINANCIAL INTERMEDIARY VARIATIONS

This appendix describes variations in the availability of investment options, benefits, and/or other features described in this prospectus - including restrictions, limitations, and other variations - which may apply depending on the broker-dealer or financial intermediary through which the Contract is sold.

Please note that there may be other variations not included in the appendix or otherwise described in this prospectus. Variations may be imposed by some broker-dealers or financial intermediaries without our knowledge. For example, your financial professional may not recommend a particular investment option or Contract benefit to you. We have identified all material financial intermediary variations that are known to us.

However, taking into consideration the breadth of our distribution network, the terms of our current agreements with our distribution partners, and the frequency with which we may make changes to the investment options, benefits, and/or other Contract features, we cannot obtain information about any other financial intermediary variations without unreasonable effort or expense.

You should discuss with your financial professional any limitations, restrictions, or other variations related to the investment options, benefits, and/or other features available to you through your financial professional.

Your financial professional may not be able to provide you with information regarding those features, benefits, or investment options that your financial professional does not make available or recommend to you. Therefore, you may contact us directly at customercare@jackson.com or 800-644-4565.

Financial Intermediary	Variation(s)
Merrill Lynch	•'+Income Guaranteed Minimum Withdrawal Benefit ("GMWB") and +Income GMWB with Joint Option add-on benefits not available •Rate Enhancement Option not available
MML Investor Services	•'+Income Guaranteed Minimum Withdrawal Benefit ("GMWB") and +Income GMWB with Joint Option add-on benefits not available •2% of Premium must be allocated to the Fixed Account.
Morgan Stanley	•'+Income GMWB and +Income GMWB with Joint Option add-on benefits not available
______________________________
(To be used with RPR00020 05/26)

RPS00159 09/26